Commitments and Contingencies	6 Months Ended
Jun. 30, 2014
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

5. Commitments and Contingencies

Operating Leases

We lease office, manufacturing and research and development facilities, and equipment under various non-cancellable operating lease agreements through 2017. Facility leases generally provide for periodic rent increases and many contain escalation clauses and renewal options. Certain leases require us to pay property taxes and routine maintenance.

Future minimum annual obligations under all non-cancellable operating lease commitments, including the facility leases described above, at December 31, 2013 are as follows (in thousands):

	Year Ending December 31, 2013
	Total	2014	2015	2016	2017	2018
Operating lease obligations	$3,023	$840	$839	$853	$491	$—

Total rent expense under our operating leases was $459,000 and $659,000 during the years ended December 31, 2012 and 2013, respectively, and $288,000 (unaudited) and $393,000 (unaudited) for the six months ended June 30, 2013 and 2014, respectively.

We recognize rent expense for our facility operating leases on a straight-line basis. We account for the difference between the minimum lease payments and the straight-line amount as deferred rent. Current and long-term deferred rent totaled $8,000 and $43,000 at December 31, 2012, $142,000 and $321,000 at December 31, 2013, and $119,000 (unaudited) and $292,000 (unaudited) at June 30, 2014, respectively.

Purchase Commitments

The following table summarizes our purchase obligations at December 31, 2013 (in thousands):

	Payments Due by Period
	Total	Less Than 1 Year	2-3 Years	3-5 Years	More Than 5 Years
Purchase obligations	$2,410	$2,410	$—	$—	$—

As of December 31, 2013, our purchase obligations include existing purchase commitments for future minimum payments of $192,000 with a vendor for raw materials that will be manufactured and utilized on an as needed basis. During the years ended December 31, 2012 and 2013, and the six months ended June 30, 2013 and 2014, we purchased $462,000, $724,000, $295,000 (unaudited) and $490,000 (unaudited), respectively, of materials from this vendor.

As of December 31, 2013, our purchase obligations include a purchase order with a vendor for cartridges that will be manufactured and delivered on an agreed upon schedule during 2014 for future payments of $1.5 million, exclusive of prepayments totaling $95,000. If we cancel any future shipment, we would be required to pay 50% of the scheduled invoice amount for that shipment.

As of December 31, 2013, we had a purchase order with a vendor for $693,000 in equipment to be received and paid for in 2014. This purchase obligation was completed in 2014.

Our most significant clinical trial expenditures are to investigative sites and to contract research organizations. The agreements are cancellable by either party at any time upon written notice, but obligate us to reimburse the providers for any time or costs incurred through date or termination and do not have any cancellation penalties.

Legal Proceedings

We are not currently a party to any litigation, nor are we aware of any pending or threatened litigation against us that we believe would materially affect our business, operating results, financial condition or cash flows. Our industry is characterized by frequent claims and litigation, including claims regarding patent and other intellectual property rights, as well as for product liability. As a result, in the future, we may be involved in various legal proceedings from time to time.